QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.1

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

        We hereby consent to the use in this Registration Statement on Form SB-2 of our report, dated November 19, 2003, relating to the financial statements of Gemini Partners, Inc., which appears in such Registration Statement. We also consent to the reference to us under "Experts" in such Registration Statement.

/s/ SPICER JEFFRIES LLP

Greenwood Village, Colorado
November 20, 2003

QuickLinks

  Exhibit 23.1
CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS